                        CONNING ASSET MANAGEMENT COMPANY

                          INCENTIVE STOCK OPTION AWARD

Name of Option Recipient:    Name
                          -----------

      On November 22, 1996, the Company awarded you a stock option. You were granted an option to buy 100 shares of the Company's Class B Non-Voting Common Stock at the price of $7.00 per share.

      You may purchase shares under the option as follows:

                                       May be Purchased
      Number of Shares        Not Before               Not After
      ----------------        ----------               ---------
           20                 November 22, 1997        November 21, 2006

           40                 November 22, 1998        November 21, 2006

           60                 November 22, 1999        November 21, 2006

           80                 November 22, 2000        November 21, 2006

          100                 November 22, 2001        November 21, 2006


      IMPORTANT:   By signing below, you agree to be bound by, and
acknowledge receipt of, the attached Terms and Conditions of this Incentive Stock Option Award and the Conning Corporation 1996 Flexible Stock Plan.

                                          CONNING CORPORATION
Read and agreed
to this 22nd day of
November, 1996


----------------------------------        By: -------------------------------
                                          Name:   Leonard M. Rubenstein

                              TERMS AND CONDITIONS
                              --------------------

                   INCENTIVE STOCK OPTION AWARD GRANTED UNDER
                   ------------------------------------------

                              CONNING CORPORATION
                              -------------------

                            1996 FLEXIBLE STOCK PLAN
                            ------------------------


      1.  Definitions
          -----------

          (a)  Committee               The committee of directors (or, in certain cases, their designees) which administers
               ---------               the Stock Option Plan.

          (b)  Company                 Conning Corporation, a Missouri corporation.
               -------

          (c)  IPO                     An initial public offering of any class of the Company's capital stock.
               ---

          (d)  Option                  The option granted by the Option Award.
               ------

          (e)  Option Award            The Incentive Stock Option Award to which the Terms and
               ------------            Conditions are attached together with, except where the context requires otherwise, these Terms and Conditions.

          (f)  Participant             The recipient of an Option Award.  Each Participant must be
               -----------             employed by the Company or an Affiliate of the Company or must be a director of the Company, and otherwise satisfy the
                                       requirements of Section 422 of the Internal Revenue Code of 1986,
                                       as amended ("Code").

          (g)  Stock Option Plan       The Conning Corporation 1996 Flexible Stock Plan, as amended
               -----------------       from time to time.

All capitalized terms not otherwise defined herein shall have the meanings given to such terms by the Stock Option Plan.


      2.  Evidence of Option Grant and Incentive Stock Option
          ---------------------------------------------------

          The Option Award evidences a grant to the Participant of an Option to purchase that number of shares ("Optioned Shares") of the par value $.01 per share Class B Non-Voting


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Common Stock of the Company (or, following the automatic conversion of the Class
B Non-Voting Common Stock, that number of shares of Class A Voting Common Stock into which such shares of Class B Non-Voting Common Stock would have been converted had they been outstanding at the time of such automatic conversion) ("Stock") set forth on the Option Award. The Participant may exercise the Option as shown on the Option Award. In no event shall the Option or any part of the Option be exercisable after November 21, 2006 (the "Option Expiration Date").
The Option is intended to constitute an "Incentive Stock Option" as defined in
Section 422 of the Code.

      3.  Exercise of Option
          ------------------

          The Option shall be exercised by the Participant delivering a written notice of exercise to the Company's Secretary. This notice shall specify the number of Optioned Shares the Participant then desires to purchase.

      4.  Payment of Option Price
          -----------------------

          Payment for the Shares purchased under the Option shall be made to the Company either:

          (a) in cash (including cashier's check, bank draft or money order); or

          (b) by the tender to the Company of shares owned by the Participant having a Fair Market Value equal to the Option price:

          (c) in cash, but by means of a so-called "cashless exercise"; or

          (d) by any combination of cash and Shares.

In addition to the foregoing methods of payment, payment of the Option price may, at the discretion of the Committee, be made in whole or in part in other property, rights and credits, including, to the extent permitted by applicable law, the Participant's promissory note.

      5.  Form of Notice of Exercise
          --------------------------

          The Participant's notice as required by Section 3 shall be signed by the Participant and shall be in substantially the following form with appropriate adjustments depending on how the Option price is paid:

              "I hereby exercise my Option to purchase ------------- Shares in accordance with my Option Award dated -----------------, 19---, granted under the Company's 1996 Flexible Stock Plan.

      The aggregate Option price of the Shares I am purchasing is $------------. I hereby tender in payment of such price the following:

              (a) my cashier's check, bank draft or money order made payable to the Company in the amounts of $-------------; and/or

              (b) --------- Shares having a Fair Market Value of
              $-------------.

              I have forwarded to you under separate cover a stock power (with signature guaranteed) authorizing you to transfer my ----------- Shares as per the requirements of this letter and my Option Award.

              I hereby represent to the Company that I own the ----------- Shares delivered herewith free and clear of all liens and encumbrances and that I have the full and lawful right to transfer such Shares to the Company.

              If the Shares purchased have not been registered under the Securities Act of 1933, I hereby further represent to the Company that I am acquiring the --------- Shares that I am purchasing solely for investment and solely for my own account and that I have no present intention of selling or offering for sale any of such Shares to any other person or persons."

      6.  Stock Certificates
          ------------------

          Upon the exercise of the Option solely for cash or cash and property (other than Stock), rights and/or credits specifically permitted by the Committee, the Participant shall be entitled to one Stock certificate evidencing the Shares acquired upon exercise. However, if the Participant delivers Stock of the Company when exercising the Option, then the Participant shall be entitled to two or three certificates.

          If the number of Shares tendered is less than or equal to the number required to pay for all of the Shares purchased, then the Participant shall be entitled to receive two certificates. One certificate shall represent a number of Shares equal to the number of Shares delivered by the Participant. The second certificate shall represent the additional Shares acquired by the Participant upon the exercise of the Option.

          If the number of Shares tendered is more than the number required to pay for all of the Shares purchased, then the Participant shall be entitled to receive three certificates, one for the portion of the number of Shares purchased which is equal to the number of tendered Shares applied to exercise the Option, a second for the remainder of the number of Shares purchased upon exercise of the Option, and a third for the number of Shares tendered which were not applied to purchase the Shares pursuant to the Option.

      7.  Legends on Certificates
          -----------------------

          The certificate or certificates to be issued under Section 6 shall be issued as soon as practicable. Such certificate or certificates shall contain thereon a legend in substantially the following form if the Shares evidenced by such certificate have not been registered under the Securities Act of 1933, as amended:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933 or any applicable state law. They may not be offered for sale, sold, transferred or pledged without (1) registration under the Securities Act of 1933 and any applicable state law; or (2) at holder's expense, an opinion (satisfactory to the Company) that registration is not required."

The certificates shall also contain such other legends as may be appropriate or required by law, such as a legend relating to any shareholders' agreement that may apply to the Shares.

      8.  Termination of Employment; Nonassignability
          -------------------------------------------

          8.1  Termination of Employment or Status as Director.  If, on or
               -----------------------------------------------
after the date that the Option shall have first become exercisable, the Participant's employment shall be terminated for any reason, the Participant shall have the right, within 3 months after such termination (but not later than the Option Expiration Date), to exercise such Option to the extent that such Option or any installment thereof shall have accrued at the date of such termination and shall not have been exercised. In the event of the Participant's death during such 3 month (or shorter) period, the provisions of Section 8.4 shall apply. For purposes of this Section, termination of employment shall be deemed to occur on the later of the termination of a Participant's employment with the Company or an Affiliate or a Participant's ceasing to serve as a director of the Company.

          8.2  Disability.  If, on or after the date that the Option shall
               ----------
first have become exercisable, the Participant's employment shall be terminated for disability (as such term is defined at Section 422(c)(6) of the Code), the Participant shall have the right, within 1 year after such termination (but not later than the Option Expiration Date), to exercise such Option to the extent that such Option or any installment thereof shall have accrued at the date of such termination of employment and shall not have been exercised. In the event of the Participant's death during such 1 year (or shorter) period, the provisions of Section 8.4 shall apply.

          8.3  Intentionally Omitted.
               ---------------------

          8.4  Death.  If a Participant shall die within the 3 month (or
               -----
shorter) period referred to in Section 8.1 or the 1 year (or shorter) period referred to in Section 8.2 or while in the employ or serving as a director of the Company or an Affiliate on or after the date that the Option shall have first become exercisable, the beneficiary designated pursuant to Section 8.6

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
hereof, or, if no such designation is in effect, the personal representative of the estate of the decedent or the person or persons to whom the Option shall have been validly transferred by such personal representative pursuant to will or the laws of descent and distribution, shall have the right, within 1 year from the date of the Participant's death (but no later than the Option Expiration Date), to exercise the Participant's Option to the extent that such Option or any installment thereof shall have accrued at the date of death and shall not have been exercised. No transfer of the Option shall be effective to bind the Company unless the Company shall have been furnished with written notice of such transfer and a copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer. No transfer shall be effective without the acceptance by the transferee of the terms and conditions of such Option and the terms and conditions of any shareholders' agreement applicable to the Option.

          8.5  Option Not Vested.  If a Participant's employment shall
               -----------------
terminate before the Option shall have first become exercisable, or before any installment or installments are exercisable, then the Participant's full interest in the Option or such installment or installments, as the case may be, shall terminate and all rights thereunder shall cease. For purposes of this Section, termination of employment shall be deemed to occur on the later of the termination of a Participant's employment with the Company or an Affiliate or a Participant's ceasing to serve as a director of the Company.

          8.6  Non-Transferability of Rights, Designation of Beneficiaries.
               -----------------------------------------------------------
The Option shall not be transferable by the Participant otherwise than by will or the laws of descent and distribution or as provided in this Section
8.6. During the lifetime of the Participant, the Option shall be exercisable only by the Participant.

          The Participant, however, may file with the Company a written designation of a beneficiary or beneficiaries to exercise, in the event of death of the Participant, the Option granted hereunder, subject to all of the provisions of this Section 8. A Participant may from time to time revoke or change any such designation of beneficiary and any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee shall be in doubt as to the right of any such beneficiary to exercise the Option, the Committee may determine to recognize only an exercise by the personal representative of the estate of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

          8.7  Limitation on Extensions.  Certain provisions hereof extend
               ------------------------
the date by which the Option must otherwise be exercised under the provisions of Section 1 and the Option Award. Notwithstanding those provisions herein which otherwise extend the time period in which the Option must be exercised, no extension may extend the Option later than the day immediately preceding the tenth annual anniversary date of the date hereof.

      9.  Withholding.
          -----------

          The Company or any Affiliate that employs the Participant shall have the right to deduct any sums that federal, state or local tax law requires to be withheld with respect to the exercise of the Option, or as otherwise may be required by such laws. The Company or any such Affiliate may require as a condition to issuing Stock upon the exercise of the Option that the Participant or other person exercising the Option pay any sum that federal, state or local tax law requires to be withheld with respect to such exercise. In the alternative, the Participant or other person exercising the Option may elect to pay such sums to the Company or the Affiliate by delivering written notice of that election to the Company's Secretary prior to or concurrently with exercise. There is no obligation that the Participant be advised of the existence of the tax or the amount which the employer corporation will be so required to withhold.


      10. Changes in Capital Structure.
          ----------------------------

          If there is any change in the capital structure of the Company, or if there shall be any dividend upon the Stock, payable in Stock, or if there shall be a Stock split, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, the maximum aggregate number of shares with respect to which Options may be exercised hereunder and the number and the Option Price of the shares of Stock with respect to which the Option has been granted hereunder, shall be proportionately adjusted by the Committee as it deems equitable, in its absolute discretion, to prevent dilution or enlargement of the rights of the Participant. The issuance of Stock for consideration and the issuance of Stock rights shall not be considered a change in the Company's capital structure. No adjustment provided for in this section shall require the issuance of any fractional shares.

      11. Stock Option Plan Controls
          --------------------------

          The Option Award and these Terms and conditions are subject to all terms and provisions of the Stock Option Plan which is incorporated herein by reference. In the event of any conflict, the Stock Option Plan shall control over the Option Award and these Terms and Conditions.